SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549



                               FORM  8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                           November 14, 1996
                       (Date of Event Reported)



                     ALLEGIANT PHYSICIAN SERVICES, INC.
        (Exact name of registrant as specified in its charter)


                                DELAWARE
   (State or other jurisdiction of incorporation or organization)




             0-19803                                      58-1774324
    (Commission file number)           (IRS Employer Identification Number)



                    500 Northridge Road, Suite 500
                          Atlanta, GA  30350
               (Address of principle executive offices)


                           (770) 643-5555
                     (Registrant's phone number)





Item 4:  Change in Registrant's Certifying Accountants.

    (a) On November 14, 1996, Ernst & Young LLP ("Ernst & Young") resigned as independent accountants to the Registrant. Ernst & Young's report on the financial statements of the Registrant for the fiscal year ended
December 31, 1995 (the only year for which Ernst & Young was engaged as independent accountants) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Ernst & Young's report included a reference to a substantial doubt about the Registrant's ability to continue as a going concern. In connection with the audit of the financial statements for the year ended December 31, 1995, Ernst & Young reported to management that the following material weaknesses exist in the internal control structure:

       (1.) Procedures for reviewing and adjusting the allowances for doubtful accounts and contractual allowances for patient receivables were not adequate.

       (2.) The timing of recognition of revenue on the sale of software was not in accordance with generally accepted accounting principles.

    (b) Management of the Registrant is addressing these weaknesses and believes it has made progress towards resolving these concerns.

    (c) During the Registrant's most recent fiscal year and the subsequent interim period preceding Ernst & Young's resignation there has been no disagreement with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

    The Registrant previously filed a Form 8-K, dated January 23, 1996, reporting the dismissal of Arthur Andersen LLP and the engagement of Ernst & Young LLP on January 17, 1996 as its independent auditors. That Form 8-K is incorporated herein by reference.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits.

    Exhibit 16.1 Letter from Ernst & Young LLP dated November 15, 1996, addressed to Securities and Exchange Commission regarding the change in certifying accountants.

    Exhibit 16.2 Current report on Form 8-K, dated January 23, 1996 with letter from Arthur Andersen LLP dated January 22, 1996 addressed to Securities and Exchange Commission regarding the change in certifying accountants.




                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLEGIANT PHYSICIAN SERVICES, INC.
                                                  (Registrant)


Date: November 15, 1996                   By: /s/ James R. Begnaud
      ----------------------                 -----------------------------
                                            James R. Begnaud
                                            Vice President and Chief Accounting
                                            Officer


EXHIBIT 16.1 TO FORM 8-K


November 15, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K dated November 15, 1996, of Allegiant Physician Services, Inc. and are in agreement with the statements contained in paragraphs 4(a) and (c) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Regarding the registrant's statement concerning the lack of internal control to prepare financial statements, included in paragraph 4(a) therein, we had considered such matter in determining the nature, timing, and extent of procedures performed in our audit or the registrant's 1995 financial statements.

                                                           ERNST & YOUNG LLP



EXHIBIT 16.2 TO FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549



                               FORM  8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                           January 17, 1996
                       (Date of Event Reported)



                    ALLEGIANT PHYSICIAN SERVICES, INC.
         (Exact name of registrant as specified in its charter)


                                DELAWARE
       (State or other jurisdiction of incorporation or organization)




      0-19803                                      58-1774324
  (Commission file number)             (IRS Employer Identification Number)



                     500 Northridge Road, Suite 500
                           Atlanta, GA  30350
                (Address of principle executive offices)


                            (770) 643-5555
                      (Registrant's phone number)



Item 4:  Change in Registrant's Certifying Accountants.
    (a) Previous independent accountants

    (i) On January 17, 1996 Allegiant Physician Services, Inc. (the "Company"), dismissed Arthur Andersen LLP as its independent accountants.

    (ii) The reports of Arthur Andersen LLP on the consolidated financial statements of the Company for the past two fiscal years ended December 31, 1994 and 1993, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) The decision to change accountants was approved by the Board of Directors of the Company by unanimous written consent dated January 17, 1996.

    (iv) In connection with its audits for the fiscal years ended December 31, 1994 and 1993, and through January 17, 1996, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

    (v) During the two fiscal years ended December 31, 1994 and 1993, through present, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with Arthur Andersen LLP. The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 22, 1996, is filed as Exhibit 16.1 to this Form 8-K.

   (b) New independent accountants

   (i) The Company has engaged Ernst & Young LLP as its new independent accountants as of January 17, 1996. During the two fiscal years ended December 31, 1994 and 1993, and through January 17, 1996, the Company has not consulted with Ernst & Young LLP on items which concerned the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on the Registrant's financial statements or concerned the subject matter of a disagreement or reportable event with former independent accountants, (as described in Regulation S-K Item 304(a)(1)(v)).



Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits.

Exhibit 16.1 Letter from Arthur Andersen LLP dated January 22, 1996, addressed to Securities and Exchange Commission regarding the change in certifying accountants.



                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ALLEGIANT PHYSICIAN SERVICES, INC.
                                                   (Registrant)


Date: January 23, 1996                     By: /s/ Timothy L. Powers
      ------------------                      --------------------------
                                              Timothy L. Powers
                                              Vice President and Chief
                                              Financial Officer

EXHIBIT 16.1 TO FORM 8-K

January 22, 1996

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street N.W.
Washington, D.C.  20549


Dear Sirs:

We have read Item 4 of the attached Form 8-K dated January 22, 1996 of Allegiant Physician Services, Inc. to be filed with the Securities and Exchange Commisiion and are in agreement with the statements contained in paragraph 4(a) therein.

Very Truly Yours,

ARTHUR ANDERSEN LLP